UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850

Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On September 14, 2007, Crdentia Corp. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Travmed USA, Inc. (“Travmed”), Robert Litton and Steve Williams (collectively, the “Travmed Parties”).  The Settlement Agreement terminated and released all parties from any and all claims asserted by all of the parties in the following actions: (i) the lawsuit originally styled Crdentia Corp., CRDE Corp. and Travmed USA, Inc. v. Robert Litton and Steve Williams, which was Cause No. 06-00992 in the 193rd Judicial District Court, Dallas County, Texas, and which was subsequently removed to the U.S. District Court for the Northern District of Texas, Dallas Division, and assigned Civil Action Number 3:06-CV-1182-R, (ii) the lawsuit originally styled Travmed, USA, Inc. v. Crdentia Corp., which was Cause No. 06 CVS 9921, and which was filed in the General Court of Justice, Superior Court Division of Mecklenburg County North Carolina (the “First NC Lawsuit”), and (iii) the lawsuit originally styled Crdentia Corporation v. Travmed USA, Inc., Sonia M. Harvey, Jennifer A. Barnette, Kelley Goulla and Steven G. Giesler, which was Cause No. 06 CVS 10480, and which was filed in the General Court of Justice, Superior Court Division of Mecklenburg County North Carolina (the “Second NC Lawsuit”) (the First NC Lawsuit and the Second NC Lawsuit were ultimately transferred and consolidated into Cause No. 06 CVS 9921 before the North Carolina Business Court) (collectively, the “Litigation”).

Pursuant to the terms of the Settlement Agreement, the Travmed Parties agreed: (i) to release all claims, known or unknown, related to or arising out of the Litigation, (ii) to indemnify the Company from and against all matters or obligations related to certain creditors expressly identified in the Settlement Agreement and (iii) that the Company shall not have any responsibility to indemnify or defend the Travmed Parties from any claims, demands or causes of action arising from any acts or omissions occurring, in whole or in part, during the time period from March 28, 2005 to May 8, 2006.  Also, pursuant to the terms of the Settlement Agreement, we agreed to pay Robert Litton and Steve Williams the sum of $275,000.00.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by the Settlement Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Settlement Agreement, by and between the Company, Travmed, Robert Litton and Steve Williams, dated as of September 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

September 19, 2007	By:	/s/ James J. TerBeest
James J. TerBeest
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Settlement Agreement, by and between the Company, Travmed, Robert Litton and Steve Williams, dated as of September 14, 2007.